UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21142

Eaton Vance Insured Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2008

Item 1. Reports to Stockholders

Annual Report September 30, 2008

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2-3

Performance Information and Portfolio Composition

Eaton Vance Insured Municipal Bond Fund	4
Eaton Vance Insured California Municipal Bond Fund	5
Eaton Vance Insured New York Municipal Bond Fund	6

Financial Statements	7

Federal Tax Information	36

Notice To Shareholders	37

Annual Meeting of Shareholders	38

Dividend Reinvestment Plan	39

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	41

Management and Organization	44

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Eaton Vance Insured Municipal Bond Funds (the “Funds”) are closed-end funds traded on the NYSE Alternext U.S., which are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes, as applicable. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.

Economic and Market Conditions

Economic growth in the third quarter of 2008 retracted 0.3%, down from a positive second quarter growth rate of 2.8%, according to preliminary data released by the U.S. Department of Commerce. Most of the major Gross Domestic Product (GDP) components led to the decline; however, most influential was a sharp downturn in personal consumption expenditures by consumers. While high commodity prices began to mitigate over the quarter, management believes consumers continued to pare costs as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, now at a five-year high, combined with the fading effect of government economic stimulus checks, have led to constrained personal consumption and overall economic contraction for the quarter. The housing market continues to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continue to pressure consumers and banks, causing increased bank foreclosures and more mark-to-market write downs of mortgage-backed securities at commercial banks and financial institutions.

During the Funds’ fiscal year, the capital markets have experienced historic events resulting in unprecedented volatility. During the second week of September 2008, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac. The following week, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was acquired by Bank of America. Later in the month, Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the Fed) to become bank holding companies. These actions, in conjunction with Bear Stearns’ acquisition by JP Morgan in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided an $85 billion loan to help stabilize American International Group, Inc. (AIG). Finally, the U.S. Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions.

During the period, the Fed left rates unchanged at its June, August and September 2008 meetings after lowering the Federal Funds rate to 2.0% from 5.25% between August 2007 and May 2008. In addition to its interest rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to their benchmark, the Lehman Brothers Municipal Bond Index(1) (the “Index”) – a broad-based, unmanaged index of municipal bonds – the Funds underperformed for the year ended September 30, 2008. As a result of an active management style that focuses on income and longer call protection, each Fund generally holds longer-maturity bonds. Management believes that much of the Funds’ underperformance can be attributed to the shift of investors’ capital into shorter- maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since August 2007. This underperformance was magnified by the Funds’ use of leverage and leveraged investments. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the municipal market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 124.1% as of September 30, 2008, with many individual

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Private insurance does not eliminate the risk of loss associated with Fund shares.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

bonds trading higher than 124.1%.(1) Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of the broader credit crisis, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued relative to taxable Treasury bonds.

Against this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

A NOTE REGARDING AUCTION PREFERRED SHARES (APS)

As has been widely reported since mid-February 2008, the normal functioning of the auction market in the United States for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Funds have, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS remain outstanding, and the dividend rate reverts to the specified maximum payable rate.

During the year ended September 30, 2008, the Funds redeemed all of their outstanding APS. Information relating to these redemptions is contained in Note 2 to the Financial Statements. The replacement financing for the redeemed APS was provided through the creation of tender option bonds (TOBs).(2) The cost to the Funds of the new TOB financing is expected, over time, to be lower than the total cost of APS based on the maximum applicable dividend rates. The leverage created by TOB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and share price of the common shares).

(1)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

(2)	See Note 1H to the Financial Statements for more information on TOB investments.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance (1)

NYSE Alternext U.S. Symbol	EIM

Average Annual Total Return (by share price)
One Year	-21.90%
Five Years	2.72
Life of Fund (8/30/02)	2.42

Average Annual Total Return (by net asset value)
One Year	-21.24%
Five Years	1.04
Life of Fund (8/30/02)	2.33

Premium/(Discount) to NAV	0.54%

Market Yields

Market Yield(2)	7.01%
Taxable-Equivalent Market Yield(3)	10.78

Index Performance(4) Average Annual Total Returns

	Lehman Brothers Municipal Bond Index	Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%	-9.55%
Five Years	2.84	2.46
Life of Fund (8/31/02)	3.34	3.01

Lipper Averages(5) Average Annual Total Returns

Lipper Insured Municipal Debt Funds (Leveraged) Classification (by net asset value)
One Year	-11.20%
Five Years	1.18
Life of Fund (8/31/02)	2.16

Portfolio Manager: Robert B. Macintosh, CFA

Rating Distribution*(6)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/08, is as follows and the average rating is AA:

AAA	15.9%
AA	60.8%
A	12.9%
BBB	9.4%
CCC	1.0%

Fund Statistics(7)

•	Number of Issues:	120
•	Average Maturity:	27.2 years
•	Average Effective Maturity:	27.2 years
•	Average Call Protection:	10.1 years
•	Average Dollar Price:	$114.39
•	TOB Leverage:**	45.3%

**	TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of APS outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 23, 23 and 20 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance (1)

NYSE Alternext U.S. Symbol	EVM

Average Annual Total Return (by share price)
One Year	-19.15%
Five Years	2.25
Life of Fund (8/30/02)	1.84

Average Annual Total Return (by net asset value)
One Year	-19.08%
Five Years	1.51
Life of Fund (8/30/02)	2.17

Premium/(Discount) to NAV	-1.95%

Market Yields

Market Yield(2)	6.5 3%
Taxable-Equivalent Market Yield(3)	11.08

Index Performance(4) Average Annual Total Returns

	Lehman Brothers Municipal Bond Index	Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%	-9.55%
Five Years	2.84	2.46
Life of Fund (8/31/02)	3.34	3.01

Lipper Averages(5) Average Annual Total Returns

Lipper Single State Insured Municipal Debt Funds Classification (by net asset value)
One Year	-10.12%
Five Years	1.81
Life of Fund (8/31/02)	2.59

Portfolio Manager: Cynthia J. Clemson

Rating Distribution*(6)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/08, is as follows and the average rating is AA-:

AAA	23.8%
AA	49.3%
A	20.4%
BBB	6.5%

Fund Statistics(7)

•	Number of Issues:	92
•	Average Maturity:	24.4 years
•	Average Effective Maturity:	24.3 years
•	Average Call Protection:	9.7 years
•	Average Dollar Price:	$116.31
•	TOB Leverage:**	44.5%

**	TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of APS outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Insured Municipal Debt Funds Classification (closed-end) contained 44, 44 and 29 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance (1)

NYSE Alternext U.S. Symbol	ENX

Average Annual Total Return (by share price)
One Year	-20.22%
Five Years	1.55
Life of Fund (8/30/02)	1.29

Average Annual Total Return (by net asset value)
One Year	-17.07%
Five Years	1.26
Life of Fund (8/30/02)	2.28

Premium/(Discount) to NAV	-5.75%

Market Yields

Market Yield(2)	6.4 3%
Taxable-Equivalent Market Yield(3)	10.62

Index Performance(4) Average Annual Total Returns

	Lehman Brothers Municipal Bond Index	Lehman Brothers Municipal Bond Long 22+ Index
One Year	-1.87%	-9.55%
Five Years	2.84	2.46
Life of Fund (8/31/02)	3.34	3.01

Lipper Averages(5) Average Annual Total Returns

Lipper Single State Insured Municipal Debt Funds Classification (by net asset value)
One Year	-10.12%
Five Years	1.81
Life of Fund (8/31/02)	2.59

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution*(6)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 9/30/08, is as follows and the average rating is AA-:

AAA	7.9%
AA	83.4%
A	0.9%
BBB	7.5%
BB	0.3%

Fund Statistics(7)

•	Number of Issues:	60
•	Average Maturity:	27.1 years
•	Average Effective Maturity:	27.1 years
•	Average Call Protection:	10.3 years
•	Average Dollar Price:	$99.30
•	TOB Leverage:**	43.2%

**	TOB leverage represents the amount of TOB Floating Rate Notes outstanding at 9/30/08 as a percentage of the Fund’s net assets plus Floating Rate Notes.

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effects of APS outstanding and/or TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.45% combined federal and state federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Single State Municipal Debt Funds Classification (closed-end) contained 44, 44 and 29 funds for the 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 179.7%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 1.0%
$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$7,249,861
		$7,249,861
Hospital — 13.4%
$8,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	$6,951,840
19,550	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	17,415,335
1,225	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	1,053,574
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,088,470
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,186,875
5,900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	5,265,986
1,000	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	933,970
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	3,483,597
7,370	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,372,986
10,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	1,306,400
10,000	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/41	1,053,700
8,500	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	7,277,020
5,515	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,457,940
15,390	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	12,645,194
18,700	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	15,690,609
9,500	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	7,872,175
		$96,055,671
Industrial Development Revenue — 6.1%
$21,275	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/31(1)	$18,489,039
32,850	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	25,437,397
		$43,926,436

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities — 17.9%
$9,945	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$8,935,682
5,000	Los Angeles, CA, Department of Water & Power, Power System Revenues, (FSA), 5.00%, 7/1/31	4,683,450
19,395	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	15,612,781
17,445	Missouri Joint Municipal Electric Utility Commission, (AMBAC), 4.50%, 1/1/37	14,207,382
18,460	Omaha, NE, Public Power District, (FGIC), 4.25%, 2/1/35	14,657,794
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37(1)	58,257,362
14,895	Springfield, MO, Public Utility, (FGIC), 4.50%, 8/1/36	12,571,231
		$128,925,682
Insured-General Obligations — 23.2%
$9,705	Alamo, TX, Community College District, (MBIA), 4.75%, 8/15/32(1)	$8,634,733
12,255	California, (AMBAC), (FSA), 3.50%, 10/1/27	8,871,640
34,035	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/45	3,300,034
35,370	Chabot - Las Positas, CA, College District, (AMBAC), 0.00%, 8/1/46	3,207,352
36,550	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/21	17,592,611
14,330	Clark County, NV, (AMBAC), 2.50%, 11/1/36	7,694,780
10,055	Frisco, TX, Independent School District, (FSA), 2.75%, 8/15/39	5,611,494
16,645	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	12,452,624
6,525	Frisco, TX, Independent School District, (MBIA), 4.50%, 8/15/40	5,403,092
20,425	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	10,295,425
50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	23,741,174
7,000	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37(1)	6,446,300
6,615	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33	5,233,722
12,515	Northside, TX, Independent School District, (MBIA), 4.50%, 8/15/33	10,636,624
11,045	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38(1)	9,724,791
20,750	Schaumburg, IL, (FGIC), 5.00%, 12/1/38	19,086,472
2,815	Texas, (Transportation Commission-Mobility Fund), (FGIC), 4.50%, 4/1/35	2,401,702
8,325	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (MBIA), 3.75%, 7/1/31	6,149,178
		$166,483,748

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital — 16.7%
$10,750	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.05%, 8/15/38(1)	$9,852,698
11,500	Colorado Health Facilities Authority, (Catholic Health), (FSA), 5.10%, 10/1/41(1)	10,542,510
200	Colorado Health Facilities Authority, (Catholic Health), (FSA), 5.10%, 10/1/41	183,348
16,250	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36(1)	15,080,162
6,230	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (BHAC), 5.25%, 11/15/36	5,781,502
4,320	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (MBIA), 5.00%, 11/15/35	3,899,189
15,000	Illinois Finance Authority, (Children's Memorial Hospital), (AGC), 5.25%, 8/15/47(1)	13,373,700
17,450	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	15,030,906
1,765	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31	1,686,811
4,250	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	4,042,940
4,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), (AGC), 5.00%, 7/1/38(1)	3,708,400
14,255	Vermont Educational and Health Buildings Financing Agency, (Fletcher Allen Health), (FSA), 5.00%, 12/1/34	12,887,518
8,700	Washington Health Care Facilities Authority, (Providence Health Care), Series C, (FSA), 5.25%, 10/1/33(1)	8,192,703
12,605	Washington Health Care Facilities Authority, (Providence Health Care), Series D, (FSA), 5.25%, 10/1/33(1)	11,870,002
4,350	Washington Health Care Facilities Authority, (Providence Health Care), Series E, (FSA), 5.25%, 10/1/33	4,096,352
		$120,228,741
Insured-Lease Revenue / Certificates of Participation — 9.8%
$22,000	San Diego County, CA, Water Authority, (FSA), 5.00%, 5/1/38(1)	$20,400,600
95	San Diego County, CA, Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38	88,094
45	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	41,708
10,500	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	9,731,925
32,250	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	29,890,912

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation (continued)
$11,000	Tri-Creek Middle School Building Corp., IN, (FSA), 5.25%, 1/15/34(1)	$10,481,570
		$70,634,809
Insured-Other Revenue — 10.1%
$78,275	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45(1)	$69,661,619
16,795	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	2,748,334
		$72,409,953
Insured-Private Education — 2.6%
$70	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$70,433
10,000	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	9,134,300
11,990	Washington, DC, Georgetown University, (AMBAC), 4.50%, 4/1/42	9,557,709
		$18,762,442
Insured-Public Education — 2.7%
$18,005	Alabama Public School and College Authority, (FSA), 2.50%, 12/1/27	$10,884,562
10,480	College of Charleston, SC, Academic and Administrative Facilities, (XLCA), 4.50%, 4/1/37	8,692,636
		$19,577,198
Insured-Sewer Revenue — 1.6%
$13,670	Chicago, IL, Wastewater Transmission, (MBIA), 0.00%, 1/1/23	$5,797,310
6,740	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	5,352,234
		$11,149,544
Insured-Special Tax Revenue — 13.4%
$18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	$7,326,090
13,100	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	10,169,792
34,585	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (MBIA), 0.00%, 12/15/34	7,363,838
17,100	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	15,181,209

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$20,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	$18,036,400
223,640	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	12,488,058
38,025	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	4,089,589
75,420	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	7,603,090
47,475	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	4,477,367
10,800	Utah Transportation Authority, Sales Tax Revenue, (FSA), 4.75%, 6/15/32(1)	9,786,312
		$96,521,745
Insured-Transportation — 32.0%
$21,640	Chicago, IL, (O'Hare International Airport), (FSA), 4.75%, 1/1/34(1)	$18,982,608
13,360	Chicago, IL, (O'Hare International Airport), (FSA), 5.00%, 1/1/38(1)	12,140,767
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	2,728,467
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	528,333
20,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	12,187,200
10,200	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/21	4,646,202
25,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	3,134,000
8,060	Harris County, TX, Toll Road, Senior Lien, (MBIA), 4.50%, 8/15/36	6,809,894
10,000	Harris County, TX, Toll Road, Senior Lien, (MBIA), 5.00%, 8/15/33	9,364,600
10,150	Maryland Transportation Authority, (FSA), 4.50%, 7/1/34(1)	8,587,509
20,995	Maryland Transportation Authority, (FSA), 5.00%, 7/1/35(1)	20,040,357
14,000	Maryland Transportation Authority, (FSA), 5.00%, 7/1/36(1)	13,333,320
10,000	Metropolitan Atlanta Rapid Transit Authority, GA,, (FSA), 4.50%, 7/1/32(1)	8,601,500
21,795	Minneapolis - St. Paul, MN, Metropolitan Airports Commission, (FGIC), 4.50%, 1/1/32	17,871,246
10,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/26(1)	9,734,400
87,045	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (MBIA), 0.00%, 1/15/25	30,269,028

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$37,165	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	$18,173,685
37,355	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	33,310,948
		$230,444,064
Insured-Water and Sewer — 19.3%
$15,315	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39	$13,884,732
5,530	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), 4.50%, 1/1/43	4,471,890
3,815	Birmingham, AL, Waterworks and Sewer Board, (AMBAC), (BHAC), 4.50%, 1/1/39	3,194,643
8,500	District of Columbia Water and Sewer Authority, (AGC), 5.00%, 10/1/34(1)	7,882,560
6,095	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/30(1)	5,262,789
5,890	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/36(1)	5,000,669
27,570	Houston, TX, Utility System, (FSA), 5.00%, 11/15/33(1)	25,561,801
14,335	Knoxville, TN, Waste Water System, (MBIA), 4.00%, 4/1/40	10,784,077
40,120	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	30,155,797
27,670	Seattle, WA, Drain and Wastewater Revenue, (FSA), 5.00%, 6/1/38(1)	25,655,347
8,630	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), 4.50%, 10/1/36	7,065,294
		$138,919,599
Insured-Water Revenue — 8.9%
$53,500	Los Angeles, CA, Department of Water & Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	$48,954,105
5,750	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36(1)	5,380,563
10,710	San Luis Obispo County, CA, (Nacimiento Water Project), (MBIA), 4.50%, 9/1/40	8,786,591
650	West Wilson, TN, Utility District Waterworks, (MBIA), 4.00%, 6/1/32	485,095
		$63,606,354
Other Revenue — 0.3%
$3,055	Main Street National Gas, Inc., GA, 5.50%, 9/15/27	$2,415,986
		$2,415,986

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue — 0.7%
$4,290	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	$3,748,774
1,750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	1,467,305
		$5,216,079
Total Tax-Exempt Investments — 179.7% (identified cost $1,481,493,260)		$1,292,527,912
Other Assets, Less Liabilities — (79.7)%		$(573,135,946)
Net Assets — 100.0%		$719,391,966

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At September 30, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

California	21.5%

Texas	14.7%

Others, representing less than 10% individually	63.8%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 88.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.0% to 26.6% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 170.8%
Principal Amount (000's omitted)	Security	Value
Hospital — 12.2%
$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$1,867,300
1,745	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	1,521,291
10,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	9,327,239
2,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	2,036,653
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	3,429,618
4,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	3,697,720
2,100	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	1,745,856
3,005	Washington Health Care Facilities Authority, (Providence Health Care), 5.25%, 7/1/29	2,703,028
3,165	Washington Township Health Care District, 5.00%, 7/1/32	2,702,752
1,000	Washington Township Health Care District, 5.00%, 7/1/37	838,630
		$29,870,087
Insured-Electric Utilities — 11.2%
$20,000	Anaheim Public Financing Authority, (Electric System Distribution Facilities), (MBIA), 4.50%, 10/1/27(1)	$17,138,400
6,750	Los Angeles Department of Water & Power, Power Systems Revenue, (AMBAC), (BHAC), 5.00%, 7/1/26(1)	6,578,955
4,000	Sacramento Municipal Electric Utility District, (FSA), 5.00%, 8/15/28	3,834,440
		$27,551,795
Insured-Escrowed / Prerefunded — 4.8%
$55	California Water Resources, (Central Valley), (FGIC), Prerefunded to 12/1/12, 5.00%, 12/1/29	$59,051
8,000	California Water Resources, (Central Valley), (BHAC), (FGIC), Escrowed To Maturity, 5.00%, 12/1/29(1)	7,666,720
7,540	Foothill/Eastern, Transportation Corridor Agency, (FSA), 0.00%, 1/1/21	4,012,562
		$11,738,333

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 34.4%
$4,260	Antelope Valley Community College District,, (Election of 2004), (MBIA), 5.25%, 8/1/39	$4,037,713
17,495	Arcadia Unified School District, (FSA), 0.00%, 8/1/40(2)	2,441,077
18,375	Arcadia Unified School District, (FSA), 0.00%, 8/1/41	2,412,270
2,840	Azusa Unified School District, (FSA), 0.00%, 7/1/25	1,093,315
6,030	Burbank Unified School District, (FGIC), 0.00%, 8/1/21	2,887,405
6,500	California, (AGC), 4.50%, 8/1/30(1)	5,602,090
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/32	2,318,600
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/36	1,778,800
10,000	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/37	1,667,200
32,755	Chabot - Las Positas, Community College District, (AMBAC), 0.00%, 8/1/44	3,390,798
3,000	Chino Valley Unified School District, (FSA), 5.00%, 8/1/26	2,866,770
10,600	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/33	2,360,408
25,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	5,227,250
6,180	El Camino Hospital District, (MBIA), 4.45%, 8/1/36	5,064,819
7,725	Escondido, (Election of 2004), (MBIA), 4.75%, 9/1/36	6,657,173
2,060	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/25	749,057
2,140	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/26	726,444
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/23	820,100
2,000	Jurupa Unified School District, (FGIC), 0.00%, 8/1/26	668,440
3,225	Modesto, High School District, Stanislaus County, (FGIC), 0.00%, 8/1/24	1,252,977
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/22	4,567,400
10,000	San Diego Unified School District, (FGIC), 0.00%, 7/1/23	4,253,000
8,000	San Juan Unified School District, (FSA), 0.00%, 8/1/21	3,996,800
5,000	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/22	2,274,400
4,365	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/23	1,849,276
3,955	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/25	1,471,458
5,240	San Mateo Union High School District, (FGIC), 0.00%, 9/1/21	2,551,042
5,915	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	5,024,378
3,825	Union Elementary School District, (FGIC), 0.00%, 9/1/24	1,506,400
3,000	Ventura County, Community College District, (MBIA), 5.00%, 8/1/27	2,889,900
		$84,406,760

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital — 13.0%
$19,495	California Health Facilities Financing Authority, (Sutter Health), (MBIA), 5.00%, 8/15/38(1)	$17,727,583
10,000	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/31(1)	9,118,600
3,500	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(1)	3,125,360
2,000	California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(1)	1,818,080
		$31,789,623
Insured-Lease Revenue / Certificates of Participation — 13.6%
$11,915	California Public Works Board Lease Revenue, (California Community College), (FGIC), 4.00%, 10/1/30	$9,218,874
1,000	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27	927,730
10,000	San Diego County, Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38(1)	9,273,000
1,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37	926,850
14,000	San Jose Financing Authority, (Civic Center), (AMBAC), (BHAC), 5.00%, 6/1/37(1)	12,975,900
		$33,322,354
Insured-Other Revenue — 7.4%
$20,275	Golden State Tobacco Securitization Corp., (AGC), 5.00%, 6/1/45(1)	$18,043,939
		$18,043,939
Insured-Public Education — 11.7%
$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$961,760
8,250	California State University, (BHAC), (FSA), 5.00%, 11/1/39(1)	7,644,202
3,095	University of California, (FSA), 4.50%, 5/15/26(1)	2,754,798
6,690	University of California, (FSA), 4.50%, 5/15/28(1)	5,863,451
2,115	University of California, General Revenues, (BHAC), (FGIC), 4.75%, 5/15/37	1,862,638
10,750	University of California, General Revenues, (BHAC), (FGIC), 4.75%, 5/15/37(1)	9,467,310
		$28,554,159

Principal Amount (000's omitted)	Security	Value
Insured-Sewer Revenue — 5.1%
$13,350	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31	$12,437,661
		$12,437,661
Insured-Special Assessment Revenue — 7.9%
$7,765	Ceres, Redevelopment Agency Tax, (AMBAC), 4.00%, 11/1/36	$5,695,006
855	Murrieta Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	770,244
7,000	Pomona, Public Financing Authority, (MBIA), 5.00%, 2/1/33	6,410,320
4,110	Santa Cruz County, Redevelopment Agency Tax, (MBIA), 5.00%, 9/1/35	3,758,390
3,000	Tustin Unified School District, (FSA), 5.00%, 9/1/38	2,727,900
		$19,361,860
Insured-Special Tax Revenue — 15.9%
$1,900	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/31	$1,598,394
10,355	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/37	8,467,283
2,500	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	862,175
77,090	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	4,304,706
13,095	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	1,408,367
25,980	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	2,619,044
16,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,541,969
925	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/26	895,317
3,595	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	3,421,182
1,850	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	1,775,815
7,000	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (FSA), 4.25%, 7/1/36	5,617,850
8,425	San Jose Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	6,431,813
		$38,943,915
Insured-Transportation — 7.5%
$3,000	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	$2,718,600
13,940	Sacramento County Airport System, (FSA), 5.00%, 7/1/27(1)	14,898,932

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
3,445	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/30	839,891
		$18,457,423
Insured-Utilities — 5.6%
$14,750	Los Angeles Department of Water and Power, (MBIA), 5.125%, 7/1/41(1)	$13,807,180
		$13,807,180
Insured-Water Revenue — 19.4%
$7,065	Calleguas Las Virgines Public Financing Authority, (Municipal Water District), (BHAC), (FGIC), 4.75%, 7/1/37	$6,238,678
5,500	Contra Costa, Water District, (FSA), 4.50%, 10/1/26(1)	4,787,035
7,750	Los Angeles Department of Water & Power, (BHAC), (FGIC), 5.00%, 7/1/43(1)	7,091,482
10,000	Metropolitan Water District, (BHAC), (FGIC), 5.00%, 10/1/36(1)	9,357,500
8,330	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	6,718,478
7,500	San Luis Obispo County, (Nacimiento Water Project), (MBIA), 4.50%, 9/1/40	6,153,075
9,500	Santa Clara Valley Water District, (FSA), 3.75%, 6/1/28	7,254,390
		$47,600,638
Lease Revenue / Certificates of Participation — 1.1%
$2,570	Sacramento City Financing Authority, 5.40%, 11/1/20	$2,671,515
		$2,671,515
Total Tax-Exempt Investments — 170.8% (identified cost $472,701,025)		$418,557,242
Other Assets, Less Liabilities — (70.8)%		$(173,546,265)
Net Assets — 100.0%		$245,010,977

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 92.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.9% to 24.1% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 169.4%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 0.5%
$950	Long Island Power Authority, Electric System Revenue, 5.00%, 9/1/27	$889,228
		$889,228
Escrowed / Prerefunded — 0.4%
$735	New York City, Prerefunded to 6/1/12, 5.25%, 6/1/27	$791,102
		$791,102
General Obligations — 4.8%
$3,500	New York City, 5.25%, 8/15/26	$3,393,250
2,340	New York City, 5.25%, 6/1/27	2,261,469
1,500	New York City, 5.25%, 1/15/28	1,455,630
1,750	New York, NY, 5.25%, 1/15/33(1)	1,657,950
		$8,768,299
Hospital — 0.3%
$640	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	$543,578
		$543,578
Industrial Development Revenue — 2.8%
$4,610	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	$3,875,950
1,485	Liberty Development Corp. (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	1,290,539
		$5,166,489
Insured-Electric Utilities — 8.2%
$6,580	Long Island Power Authority, (AMBAC), 5.00%, 9/1/34	$6,145,325
3,685	Long Island Power Authority, Electric System Revenue, (MBIA), 4.25%, 5/1/33	2,923,606
7,210	New York Power Authority, (MBIA), 4.50%, 11/15/47(1)	5,972,187
		$15,041,118
Insured-Escrowed / Prerefunded — 1.4%
$8,615	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), (MBIA), Escrowed to Maturity, 0.00%, 7/1/30	$2,599,404
		$2,599,404

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 0.9%
$1,750	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$1,624,385
		$1,624,385
Insured-Hospital — 15.4%
$6,350	New York City Health and Hospital Corp., (Health Systems), (AMBAC), 5.00%, 2/15/23	$5,876,290
7,250	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37(1)	6,829,065
6,800	New York Dormitory Authority, (Maimonides Medical Center), (MBIA), 5.00%, 8/1/33	6,039,284
10,000	New York Dormitory Authority, (Presbyterian Hospital), (FSA), 5.25%, 2/15/31(1)	9,543,700
		$28,288,339
Insured-Lease Revenue / Certificates of Participation — 3.8%
$745	Hudson Infrastructure Corp., (FGIC), 5.00%, 2/15/47	$670,739
8,120	Hudson Infrastructure Corp., (MBIA), 4.50%, 2/15/47	6,392,551
		$7,063,290
Insured-Other Revenue — 9.8%
$5,535	New York City Cultural Resource Trust, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$5,087,551
4,250	New York City Cultural Resource Trust, (Museum of Modern Arts), (AMBAC), (BHAC), 5.125%, 7/1/31(1)	4,086,842
2,465	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	2,178,715
8,000	New York Industrial Development Agency, (Yankee Stadium), (MBIA), 4.75%, 3/1/46	6,565,040
		$17,918,148
Insured-Private Education — 38.6%
$4,000	Madison County Industrial Development Agency, (Colgate University), (MBIA), 5.00%, 7/1/39	$3,720,240
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/41(1)	15,394,170
11,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	10,748,360
40	New York Dormitory Authority, (Fordham University), (AGC), 5.00%, 7/1/38	37,472
10,750	New York Dormitory Authority, (Fordham University), (AGC), (BHAC), 5.00%, 7/1/38(1)	10,070,708

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education (continued)
$4,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	$4,172,535
4,250	New York Dormitory Authority, (New York University), (AMBAC), (BHAC), 5.00%, 7/1/31(1)	4,033,803
11,585	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	11,084,180
8,500	New York Dormitory Authority, (State University Dormitory), (BHAC), 5.00%, 7/1/38	7,962,885
5,705	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/34	1,290,984
8,455	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/36	1,693,790
4,000	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/37	752,000
		$70,961,127
Insured-Solid Waste — 1.6%
$1,790	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$926,898
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	492,920
3,735	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,484,289
		$2,904,107
Insured-Special Tax Revenue — 35.2%
$14,560	Metropolitan Transportation Authority, Petroleum Tax Fund, (FSA), 5.00%, 11/15/32(1)	$13,835,203
10,000	New York City, Transitional Finance Authority, (FGIC), (FSA), 5.00%, 7/15/31(1)	9,354,100
4,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,551,160
13,260	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	11,958,133
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	512,730
10,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/32	2,136,800
54,630	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	3,050,539
83,445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	8,974,510
18,440	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	1,858,936
11,605	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	1,094,468
8,620	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29(2)	8,273,045
		$64,599,624

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 29.1%
$22,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30(1)	$21,428,325
5,600	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/24(1)	5,485,536
11,000	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33(1)	10,487,730
3,145	Puerto Rico Highway and Transportation Authority, (MBIA), 5.25%, 7/1/35	2,863,491
14,150	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	13,228,127
		$53,493,209
Insured-Water and Sewer — 8.5%
$6,500	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), (BHAC), 5.00%, 6/15/38(1)	$6,062,355
10,000	New York City Municipal Water Finance Authority, (Water and Sewer System), (MBIA), 5.125%, 6/15/34(1)	9,565,800
		$15,628,155
Lease Revenue / Certificates of Participation — 7.3%
$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$3,739,080
10,000	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	9,610,200
		$13,349,280
Private Education — 0.8%
$1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	$1,543,545
		$1,543,545
Total Tax-Exempt Investments — 169.4% (identified cost $344,957,216)		$311,172,427
Other Assets, Less Liabilities — (69.4)%		$(127,529,203)
Net Assets — 100.0%		$183,643,224

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2008, 90.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.5% to 28.7% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of September 30, 2008

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Assets
Investments —
Identified cost	$1,481,493,260	$472,701,025	$344,957,216
Unrealized depreciation	(188,965,348)	(54,143,783)	(33,784,789)
Investments, at value	$1,292,527,912	$418,557,242	$311,172,427
Cash	$4,793,577	$16,928,191	$8,370,575
Receivable for investments sold	371,761	—	53,109
Receivable from the transfer agent	254,325	46,365	—
Interest receivable	18,874,155	5,390,642	3,952,649
Receivable for variation margin on open financial futures contracts	—	1,094,375	443,594
Receivable for open swap contracts	635,717	208,071	135,636
Deferred debt issuance costs	2,383,980	786,040	559,500
Total assets	$1,319,841,427	$443,010,926	$324,687,490
Liabilities
Payable for floating rate notes issued	$595,995,000	$196,510,000	$139,875,000
Payable for closed swap contracts	320,843	105,578	76,205
Payable to affiliates:
Investment adviser fee	568,926	190,592	142,505
Interest expense and fees payable	3,402,117	1,086,202	843,499
Accrued expenses	162,575	107,577	107,057
Total liabilities	$600,449,461	$197,999,949	$141,044,266
Net Assets	$719,391,966	$245,010,977	$183,643,224
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$649,337	$216,685	$157,574
Additional paid-in capital	916,361,235	305,713,868	222,181,107
Accumulated net realized loss (computed on the basis of identified cost)	(15,178,440)	(8,395,728)	(5,269,148)
Accumulated undistributed net investment income	5,889,465	1,213,743	142,538
Net unrealized depreciation (computed on the basis of identified cost)	(188,329,631)	(53,737,591)	(33,568,847)
Net Assets	$719,391,966	$245,010,977	$183,643,224
Common Shares Outstanding
	64,933,679	21,668,518	15,757,378
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$11.08	$11.31	$11.65

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended September 30, 2008

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Investment Income
Interest	$75,143,778	$24,407,468	$17,796,104
Total investment income	$75,143,778	$24,407,468	$17,796,104
Expenses
Investment adviser fee	$9,675,774	$3,213,775	$2,350,725
Trustees' fees and expenses	27,479	14,644	10,982
Custodian fee	288,527	220,601	198,041
Transfer and dividend disbursing agent fees	53,744	43,481	41,713
Legal and accounting services	107,893	66,818	64,244
Printing and postage	131,696	28,854	28,806
Interest expense and fees	5,322,382	1,510,001	1,209,811
Preferred shares service fee	1,046,047	376,585	270,514
Miscellaneous	88,216	46,557	39,583
Total expenses	$16,741,758	$5,521,316	$4,214,419
Deduct —
Allocation of expenses to affiliate	$3,476,630	$1,154,532	$844,332
Reduction of custodian fee	239,156	101,527	91,292
Total expense reductions	$3,715,786	$1,256,059	$935,624
Net expenses	$13,025,972	$4,265,257	$3,278,795
Net investment income	$62,117,806	$20,142,211	$14,517,309
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,871,642	$(1,021,976)	$122,648
Financial futures contracts	(1,367,840)	(2,403,182)	(1,481,188)
Swap contracts	(18,320,382)	(5,444,121)	(3,580,869)
Net realized loss	$(15,816,580)	$(8,869,279)	$(4,939,409)
Change in unrealized appreciation (depreciation) —
Investments	$(230,397,262)	$(65,271,232)	$(44,721,584)
Financial futures contracts	(313,290)	78,272	15,968
Swap contracts	216,264	71,199	51,628
Net change in unrealized appreciation (depreciation)	$(230,494,288)	$(65,121,761)	$(44,653,988)
Net realized and unrealized loss	$(246,310,868)	$(73,991,040)	$(49,593,397)
Distributions to preferred shareholders From net investment income	$(11,060,870)	$(3,301,886)	$(3,390,786)
From net realized gain	(3,284,630)	(2,039,505)	—
Net decrease in net assets from operations	$(198,538,562)	$(59,190,220)	$(38,466,874)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2008

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$62,117,806	$20,142,211	$14,517,309
Net realized loss from investment transactions, financial futures contracts and swap contracts	(15,816,580)	(8,869,279)	(4,939,409)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(230,494,288)	(65,121,761)	(44,653,988)
Distributions to preferred shareholders — From net investment income (11,060,870) (3,301,886) (3,390,786) From net realized gain	(3,284,630)	(2,039,505)	—
Net decrease in net assets from operations	$(198,538,562)	$(59,190,220)	$(38,466,874)
Distributions to common shareholders —
From net investment income	$(50,073,930)	$(15,675,768)	$(11,108,839)
From net realized gain	(12,085,095)	(4,998,907)	—
Total distributions to common shareholders	$(62,159,025)	$(20,674,675)	$(11,108,839)
Capital share transactions —
Reinvestment of distributions to common shareholders	$2,683,496	$368,076	$594,847
Net increase in net assets from capital share transactions	$2,683,496	$368,076	$594,847
Net decrease in net assets	$(258,014,091)	$(79,496,819)	$(48,980,866)
Net Assets
At beginning of year	$977,406,057	$324,507,796	$232,624,090
At end of year	$719,391,966	$245,010,977	$183,643,224
Accumulated undistributed net investment income included in net assets
At end of year	$5,889,465	$1,213,743	$142,538

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$67,924,521	$22,148,276	$15,896,503
Net realized gain from investment transactions, financial futures contracts and swap contracts	14,993,694	9,180,858	2,348,730
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(42,103,561)	(15,082,041)	(7,550,401)
Distributions to preferred shareholders — From net investment income (14,559,631) (6,400,688) (4,744,586) From net realized gain	(7,288,367)	—	—
Net increase in net assets from operations	$18,966,656	$9,846,405	$5,950,246
Distributions to common shareholders —
From net investment income	$(49,857,665)	$(15,986,232)	$(11,230,453)
From net realized gain	(21,466,335)	—	—
Total distributions to common shareholders	$(71,324,000)	$(15,986,232)	$(11,230,453)
Capital share transactions —
Reinvestment of distributions to common shareholders	$1,404,598	$183,159	$240,028
Net increase in net assets from capital share transactions	$1,404,598	$183,159	$240,028
Net decrease in net assets	$(50,952,746)	$(5,956,668)	$(5,040,179)
Net Assets Applicable to Common Shares
At beginning of year	$1,028,358,803	$330,464,464	$237,664,269
At end of year	$977,406,057	$324,507,796	$232,624,090
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$5,135,729	$175,194	$160,346

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Cash Flows

For the Year Ended September 30, 2008

Cash Flows From Operating Activities	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Net decrease in net assets from operations	$(198,538,562)	$(59,190,220)	$(38,466,874)
Distributions to preferred shareholders	14,345,500	5,341,391	3,390,786
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(184,193,062)	$(53,848,829)	$(35,076,088)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(785,272,781)	(185,072,156)	(166,696,364)
Investments sold	837,496,158	220,711,229	183,274,455
Net accretion/amortization of premium (discount)	(13,672,515)	(5,305,936)	(2,202,374)
Decrease (increase) in interest receivable	(1,491,232)	(298,389)	306,261
Decrease in receivable for investments sold	1,477,998	2,368,186	13,969,725
Increase in receivable for variation margin on open financial futures contracts	—	(1,094,375)	(443,594)
Increase in receivable for open swap contracts	(109,391)	(36,031)	(26,244)
Decrease (increase) in receivable from the transfer agent	206	(46,365)	—
Decrease in payable for investments purchased	—	(2,344,886)	(12,398,622)
Decrease in payable for when-issued securities	(3,129,542)	—	—
Decrease in payable for open swap contracts	(106,873)	(35,168)	(25,384)
Decrease in payable for closed swap contracts	(3,458,054)	(1,133,086)	(660,702)
Increase in payable to affiliate for investment adviser fee	43,282	16,571	16,907
Increase in interest expense and fees payable	3,402,117	1,086,202	843,499
Decrease in accrued expenses	(101,044)	(16,109)	(6,110)
Net change in unrealized (appreciation) depreciation from investments	230,397,262	65,271,232	44,721,584
Net realized (gain) loss from investments	(3,871,642)	1,021,976	(122,648)
Net cash provided by operating activities	$77,410,887	$41,244,066	$25,474,301
Cash Flows From Financing Activities
Deferred debt issuance costs	$(2,383,980)	$(786,040)	$(559,500)
Cash distributions paid to common shareholders, net of reinvestments	(59,475,529)	(20,306,599)	(10,513,992)
Liquidation of auction preferred shares	(592,500,000)	(195,000,000)	(142,500,000)
Distributions to preferred shareholders	(14,575,495)	(5,413,100)	(3,457,149)
Proceeds from secured borrowings	736,885,000	213,550,000	149,680,000
Repayment of secured borrowings	(140,890,000)	(17,040,000)	(9,805,000)
Net cash used in financing activities	$(72,940,004)	$(24,995,739)	$(17,155,641)
Net increase in cash	$4,470,883	$16,248,327	$8,318,660
Cash at beginning of year	$322,694	$679,864	$51,915
Cash at end of year	$4,793,577	$16,928,191	$8,370,575
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$2,683,496	$368,076	$594,847

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year (Common shares)	$15.100	$15.910	$15.320	$14.750	$14.670
Income (loss) from operations
Net investment income(1)	$0.959	$1.050	$1.060	$1.059	$1.084
Net realized and unrealized gain (loss)	(3.797)	(0.419)	0.696	0.611	0.043
Distributions to preferred shareholders
From net investment income	(0.171)	(0.225)	(0.270)	(0.174)	(0.109)
From net realized gain	(0.051)	(0.113)	(0.014)	—	—
Total income (loss) from operations	$(3.060)	$0.293	$1.472	$1.496	$1.018
Less distributions to common shareholders
From net investment income	$(0.773)	$(0.771)	$(0.813)	$(0.926)	$(0.938)
From net realized gain	(0.187)	(0.332)	(0.069)	—	—
Total distributions to common shareholders	$(0.960)	$(1.103)	$(0.882)	$(0.926)	$(0.938)
Net asset value — End of year (Common shares)	$11.080	$15.100	$15.910	$15.320	$14.750
Market value — End of year (Common shares)	$11.140	$15.310	$15.220	$15.050	$13.950
Total Investment Return on Net Asset Value(2)	(21.24)%	1.87%	10.21%	10.70%	7.58%
Total Investment Return on Market Value(2)	(21.90)%	7.97%	7.32%	14.98%	9.91%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2008	2007	2006	2005	2004
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$719,392	$977,406	$1,028,359	$989,850	$953,231
Ratios (As a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	0.89%	0.79%	0.79%	0.78%	0.77%
Interest and fee expense(4)	0.59%	—	—	—	—
Total expenses before custodian fee reduction	1.48%	0.79%	0.79%	0.78%	0.77%
Expenses after custodian fee reduction excluding interest and fees	0.86%	0.78%	0.78%	0.77%	0.77%
Net investment income	6.94%	6.76%	6.91%	6.97%	7.41%
Portfolio Turnover	54%	39%	56%	51%	37%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	— (7)	0.50%	0.49%	0.48%	0.47%
Interest and fee expense(4)	— (7)	—	—	—	—
Total expenses before custodian fee reduction	— (7)	0.50%	0.49%	0.48%	0.47%
Expenses after custodian fee reduction excluding interest and fees	— (7)	0.49%	0.49%	0.48%	0.47%
Net investment income	— (7)	4.25%	4.33%	4.35%	4.56%

Senior Securities:

Total preferred shares outstanding	—	(7)	23,700	23,700	23,700	23,700
Asset coverage per preferred share(5)	$—	(7)	$66,250	$68,397	$66,769	$65,233
Involuntary liquidation preference per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(5)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

(7)  At September 30, 2008, the Fund had no APS outstanding. See Note 2 to Notes to Financial Statements.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year (Common shares)	$15.000	$15.280	$14.690	$14.250	$14.180
Income (loss) from operations
Net investment income(1)	$0.930	$1.024	$1.015	$1.011	$1.033
Net realized and unrealized gain (loss)	(3.418)	(0.269)	0.598	0.444	0.021
Distributions to preferred shareholders
From net investment income	(0.153)	(0.296)	(0.259)	(0.162)	(0.084)
From net realized gain	(0.094)	—	—	—	—
Total income (loss) from operations	$(2.735)	$0.459	$1.354	$1.293	$0.970
Less distributions to common shareholders
From net investment income	$(0.724)	$(0.739)	$(0.764)	$(0.853)	$(0.900)
From net realized gain	(0.231)	—	—	—	—
Total distributions to common shareholders	$(0.955)	$(0.739)	$(0.764)	$(0.853)	$(0.900)
Net asset value — End of year (Common shares)	$11.310	$15.000	$15.280	$14.690	$14.250
Market value — End of year (Common shares)	$11.090	$14.720	$14.840	$13.920	$13.730
Total Investment Return on Net Asset Value(2)	(19.08)%	3.10%	9.85%	9.58%	7.34%
Total Investment Return on Market Value(2)	(19.15)%	4.18%	12.58%	7.77%	9.36%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2008		2007	2006	2005	2004
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$245,011		$324,508	$330,464	$317,785	$308,277
Ratios (As a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	0.95%		0.81%	0.85%	0.84%	0.83%
Interest and fee expense(4)	0.51%		—	—	—	—
Total expenses before custodian fee reduction	1.46%		0.81%	0.85%	0.84%	0.83%
Expenses after custodian fee reduction excluding interest and fees	0.92%		0.81%	0.84%	0.83%	0.83%
Net investment income	6.74%		6.73%	6.85%	6.93%	7.23%
Portfolio Turnover	39%		27%	24%	16%	24%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	—	(7)	0.51%	0.53%	0.52%	0.51%
Interest and fee expense(4)	—	(7)	—	—	—	—
Total expenses before custodian fee reduction	—	(7)	0.51%	0.53%	0.52%	0.51%
Expenses after custodian fee reduction excluding interest and fees	—	(7)	0.51%	0.52%	0.51%	0.51%
Net investment income	—	(7)	4.22%	4.26%	4.28%	4.43%
Senior Securities:
Total preferred shares outstanding	—	(7)	7,800	7,800	7,800	7,800
Asset coverage per preferred share(5)	$—	(7)	$66,613	$67,375	$65,745	$64,524
Involuntary liquidation preference per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(5)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

(7)  At September 30, 2008, the Fund had no APS outstanding. See Note 2 to Notes to Financial Statements.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2008	2007	2006	2005	2004
Net asset value — Beginning of year (Common shares)	$14.800	$15.140	$14.730	$14.390	$14.480
Income (loss) from operations
Net investment income(1)	$0.923	$1.012	$1.010	$1.002	$1.019
Net realized and unrealized gain (loss)	(3.152)	(0.335)	0.424	0.349	(0.120)
Distributions to preferred shareholders
From net investment income	(0.215)	(0.302)	(0.268)	(0.167)	(0.089)
Total income (loss) from operations	$(2.444)	$0.375	$1.166	$1.184	$0.810
Less distributions to common shareholders
From net investment income	$(0.706)	$(0.715)	$(0.756)	$(0.844)	$(0.900)
Total distributions to common shareholders	$(0.706)	$(0.715)	$(0.756)	$(0.844)	$(0.900)
Net asset value — End of year (Common shares)	$11.650	$14.800	$15.140	$14.730	$14.390
Market value — End of year (Common shares)	$10.980	$14.500	$14.650	$13.680	$13.860
Total Investment Return on Net Asset Value(2)	(17.07)%	2.59%	8.41%	8.77%	6.10%
Total Investment Return on Market Value(2)	(20.22)%	3.87%	12.95%	4.88%	10.02%

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2008		2007	2006	2005	2004
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$183,643		$232,624	$237,664	$231,161	$225,972
Ratios (As a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	0.99%		0.86%	0.88%	0.87%	0.86%
Interest and fee expense(4)	0.55%		—	—	—	—
Total expenses before custodian fee reduction	1.54%		0.86%	0.88%	0.87%	0.86%
Expenses after custodian fee reduction excluding interest and fees	0.95%		0.85%	0.88%	0.86%	0.85%
Net investment income	6.63%		6.72%	6.86%	6.81%	7.11%
Portfolio Turnover	48%		28%	14%	23%	33%
The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	—	(7)	0.54%	0.55%	0.54%	0.52%
Interest and fee expense(4)	—	(7)	—	—	—	—
Total expenses before custodian fee reduction	—	(7)	0.54%	0.55%	0.54%	0.52%
Expenses after custodian fee reduction excluding interest and fees	—	(7)	0.53%	0.54%	0.53%	0.52%
Net investment income	—	(7)	4.19%	4.24%	4.21%	4.35%
Senior Securities:
Total preferred shares outstanding	—	(7)	5,700	5,700	5,700	5,700
Asset coverage per preferred share(5)	$—	(7)	$65,823	$66,705	$65,560	$64,646
Involuntary liquidation preference per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$—	(7)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(5)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing the result by the number of preferred shares outstanding.

(6)  Plus accumulated and unpaid dividends.

(7)  At September 30, 2008, the Fund had no APS outstanding. See Note 2 to Notes to Financial Statements.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund) and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor's pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Insured Municipal	$1,865,536	September 30, 2016

Insured California	533,889	September 30, 2016

Insured New York	125,998	September 30, 2013

During the year ended September 30, 2008, capital loss carryforwards of $44,663 were utilized to offset net realized gains by the Insured New York Fund.

Additionally, at September 30, 2008, the Insured Municipal Fund, Insured California Fund and Insured New York Fund had net capital losses of $15,093,874, $6,143,626 and $3,724,445, respectively, attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Funds' taxable year ending September 30, 2009.

As of September 30, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds' liability with respect to Floating Rate Notes is recorded as incurred. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity date of the related trust. At September 30, 2008, the amounts of the Funds' Floating Rate Notes and related interest rates and collateral were as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
Insured Municipal	$595,995,000	4.34% – 5.74%	$558,317,479
Insured California	196,510,000	4.02% – 5.02%	184,740,517
Insured New York	139,875,000	3.93% – 5.12%	133,807,474

The Funds' exposure under shortfall and forbearance agreements that were entered into as of September 30, 2008 was approximately $37,855,000, $12,868,000 and $6,068,000 for the Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

The Funds' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds' investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds' restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability on the Funds' Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds' restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

J  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

On October 29, 2002, the Insured Municipal Fund issued 4,740 Series A, Series B, Series C, Series D and Series E Auction Preferred Shares (APS), the Insured California Fund issued 3,900 Series A and Series B APS, and the Insured New York Fund issued 2,850 Series A and Series B APS in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrued daily, were cumulative at rates which were reset every seven days by an auction, unless a special dividend period had been set. Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Funds' APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates were reset to the maximum applicable rate, which was 110% (150% for taxable distributions) of the greater of the 1) "AA" Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Beginning in May 2008 through August 2008, each Fund redeemed in full each series of its APS at a liquidation price of $25,000 per share. The replacement financing was provided through the creation of TOB trusts, whereby each Fund transferred highly rated bonds held in its portfolio to an SPV (see Note 1H) and used the proceeds from the sale of the Floating Rate Notes to replace the APS. The Floating Rate Notes have a liquidity backstop

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

financing facility provided by a major financial institution. Prior to the redemption of the APS, the Funds paid an annual fee equivalent to 0.25% of the liquidation value of the APS to broker-dealers as a service fee. At September 30, 2008, the Funds had no APS outstanding.

3  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS during periods when APS were outstanding. In addition, at least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders were recorded daily and were payable at the end of each dividend period. The amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized), and dividend rate ranges for the year ended September 30, 2008 were as follows:

Fund	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Insured Municipal
Series A	$2,898,959	3.62%	2.40% – 6.00%
Series B	2,845,168	3.54%	2.25% – 5.75%
Series C	2,838,679	3.52%	2.00% – 6.45%
Series D	2,853,966	3.53%	1.95% – 6.00%
Series E	2,908,728	3.63%	2.48% – 5.50%
Insured California
Series A	2,698,893	3.77%	2.14% – 6.85%
Series B	2,642,498	3.70%	2.10% – 7.05%
Insured New York
Series A	1,686,069	3.33%	1.80% – 4.78%
Series B	1,704,717	3.35%	2.40% – 4.51%

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended September 30, 2008 and September 30, 2007 was as follows:

Year Ended September 30, 2008	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Distributions declared from:
Tax-exempt income	$61,125,956	$18,968,401	$14,499,441
Ordinary income	$11,787	$10,789	$184
Long-term capital gains	$15,366,782	$7,036,876	$—
Year Ended September 30, 2007	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Distributions declared from:
Tax-exempt income	$64,417,296	$22,386,920	$15,975,039
Short-term capital gains	$1,634,081	$—	$—
Long-term capital gains	$27,120,621	$—	$—

During the year ended September 30, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount.

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Increase (decrease):
Accumulated net realized gain (loss)	$229,270	$126,008	$35,492
Accumulated undistributed net investment income	$(229,270)	$(126,008)	$(35,492)

These reclassifications had no effect on the net assets or net value per share of the Funds.

As of September 30, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Undistributed income	$5,889,465	$1,213,743	$142,538
Capital loss carryforward and Post October losses	$(16,959,410)	$(6,677,515)	$(3,850,443)
Net unrealized depreciation	$(186,548,661)	$(55,455,804)	$(34,987,552)

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, inverse floaters, futures contracts, accretion of market discount and swap contracts.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.65% of each Fund's average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Fund and the amount of any outstanding APS issued by the Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Fund. EVM also serves as the administrator of each Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.32% of average weekly gross assets of each Fund during the first five full years of its operations, 0.24% of a Fund's average weekly gross assets in year six, 0.16% in year seven and 0.08% in year eight. The Funds concluded their first five full years of operations on August 30, 2007. For the year ended September 30, 2008, the investment adviser fee and expenses contractually reduced by EVM were as follows:

Fund	Investment Adviser Fee	Expenses Reduced by EVM
Insured Municipal	$9,675,774	$3,476,630
Insured California	3,213,775	1,154,532
Insured New York	2,350,725	844,332

Except for Trustees of the Funds who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2008 were as follows:

Fund	Purchases	Sales
Insured Municipal	$785,272,781	$837,496,158
Insured California	185,072,156	220,711,229
Insured New York	166,696,364	183,274,455

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Funds' dividend reinvestment plan for the years ended September 30, 2008 and September 30, 2007 were as follows:

	Year Ended September 30,
Fund	2008	2007
Insured Municipal	203,662	91,779
Insured California	28,228	12,088
Insured New York	43,162	16,071

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2008, as determined on a federal income tax basis, were as follows:

Insured Municipal Fund
Aggregate cost	$1,423,717,290
Gross unrealized appreciation	$1,780,970
Gross unrealized depreciation	(188,965,348)
Net unrealized depreciation	$(187,184,378)
Insured California Fund
Aggregate cost	$277,711,117
Gross unrealized appreciation	$742,226
Gross unrealized depreciation	(56,406,101)
Net unrealized depreciation	$(55,663,875)

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Insured New York Fund
Aggregate cost	$206,420,615
Gross unrealized appreciation	$151,524
Gross unrealized depreciation	(35,274,712)
Net unrealized depreciation	$(35,123,188)

8  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2008 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
Insured California	12/08	412 U.S. Treasury Bond	Short	$(48,472,933)	$(48,274,812)	$198,121
Insured New York	12/08	167 U.S. Treasury Bond	Short	$(19,648,009)	$(19,567,703)	$80,306

Interest Rate Swaps

Insured Municipal Fund

Counterparty	Annual Notional Amount	Floating Fixed Rate Paid By Fund	Effective Date/ Rate Paid To Fund	Termination Date	Net Unrealized Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$19,525,000	4.743%	USD-LIBOR-BMA	September 14, 2039	$121,707
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	63,075,000	4.682%	USD-LIBOR-BBA	April 1, 2039	350,834
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	23,850,000	4.691%	USD-LIBOR-BBA	June 11, 2039	163,176
					$635,717

Insured California Fund

Counterparty	Annual Notional Amount	Floating Fixed Rate Paid By Fund	Effective Date/ Rate Paid To Fund	Termination Date	Net Unrealized Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$6,425,000	4.743%	USD-LIBOR-BMA	September 14, 2039	$40,050
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	20,675,000	4.682%	USD-LIBOR-BBA	April 1, 2039	114,998
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	7,750,000	4.691%	USD-LIBOR-BBA	June 11, 2039	53,023
					$208,071

Insured New York Fund

Counterparty	Annual Notional Amount	Floating Fixed Rate Paid By Fund	Effective Date/ Rate Paid To Fund	Termination Date	Net Unrealized Appreciation
JPMorgan			3-month	September 14, 2009/
Chase Co.	$4,637,500	4.743%	USD-LIBOR-BMA	September 14, 2039	$28,907
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	12,300,000	4.682%	USD-LIBOR-BBA	April 1, 2039	68,415
Morgan Stanley
Capital			3-month	June 11, 2009/
Services, Inc.	5,600,000	4.691%	USD-LIBOR-BBA	June 11, 2039	38,314
					$135,636

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At September 30, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

9  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

10  Plan of Reorganization

In August 2008, the Trustees of the Insured Municipal Fund approved an Agreement and Plan of Reorganization (the Agreement) whereby the Fund would acquire substantially all the assets and assume substantially all the liabilities of the Eaton Vance Insured Florida Plus Municipal Bond Fund (Insured Florida Plus Fund) in exchange for common shares and cash consideration equal to the aggregate liquidation value of the Insured Florida Plus Fund's APS. The proposed reorganization was approved by the shareholders of the Insured Florida Plus Fund on October 31, 2008. Subject to the satisfaction of the conditions in the Agreement, the transaction is expected to occur no later than December 31, 2008.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund (collectively, the "Funds") as of September 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2008, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2008

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding exempt-interest dividends and capital gain dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Insured Municipal Bond Fund	99.98%
Eaton Vance Insured California Municipal Bond Fund	99.94%
Eaton Vance Insured New York Municipal Bond Fund	100.00%

Capital Gain Dividends — The Eaton Vance Insured Municipal Bond and Insured California Municipal Bond Fund designate $15,369,725 and $7,038,412, respectively, as a capital gain dividend.

Eaton Vance Insured Municipal Bond Funds

NOTICE TO SHAREHOLDERS

Effective April 12, 2008, the Funds' Board of Trustees authorized the Funds to invest in inverse floating rate securities (commonly referred to as "inverse floaters"). Information relating to inverse floaters is contained in Note 1H to the Financial Statements. Inverse floaters involve leverage risk and will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate paid to the floating rate note holders inversely affects the interest paid on the inverse floater, the value and income of an inverse floater are generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. While inverse floaters expose a Fund to leverage risk, they do not constitute borrowings for purposes of a Fund's restrictions on borrowings. The Funds' investments in inverse floaters are also referred to as tender option bond financing.

During normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from federal income tax, including alternative minimum tax, and applicable state taxes, and that are insured as to principal and interest payments. On March 12, 2008, the Funds implemented a revised investment policy that such insurance will be from insurers having a claims-paying ability rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), provided that at least 50% of such net assets is invested in obligations insured by insurers having a claims-paying ability rated at least A by Moody's, S&P or Fitch. Previously, such insurance was required to be provided by insurers having a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. In connection with the foregoing, the Funds' previous policy to invest at least 80% of its net assets in obligations rated Aaa by Moody's or AAA by S&P or Fitch or, if unrated, determined to be of comparable quality by the adviser, was eliminated.

Also effective March 12, 2008, the policy with respect to the balance of each Fund's assets was revised such that each Fund may invest up to 20% of its net assets in unrated obligations deemed by the investment adviser to be of investment grade quality and obligations that are uninsured.

On February 11, 2008, the Funds revised their minimum ratings policies to clarify that when an obligation is rated in different rating categories by Moody's, S&P or Fitch the highest rating applies.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2008

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 25, 2008. The following action was taken by the shareholders of each Fund:

Item 1: The election of Ralph F. Verni as a Class I Trustee of each Fund for a one-year term expiring in 2009, and Ronald A. Pearlman and Heidi L. Steiger as Class III Trustees of each Fund for a three-year term expiring in 2011. Mr. Verni was designated the Nominee to be elected by APS shareholders.

	Nominee for Class I Trustee Elected by APS Shareholders Ralph F. Verni	Nominee for Class III Trustee Elected by All Shareholders Ronald A. Pearlman	Nominee for Class III Trustee Elected by All Shareholders Heidi L. Steiger
Insured California Fund:
For	2,833	19,788,223	19,798,252
Withheld	100	554,596	544,567
Insured Municipal Fund:
For	6,977	60,914,338	60,947,388
Withheld	720	1,084,468	1,051,418
Insured New York Fund:
For	1,752	14,602,076	14,617,153
Withheld	280	584,062	568,985

Results are rounded to the nearest whole number.

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Insured Municipal Bond Funds
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of September 30, 2008 , our records indicate that there are 307, 59 and 70 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 29,014, 7,094 and 6,578 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

NYSE Alternext US symbols

Insured Municipal Fund  EIM

Insured California Fund  EVM

Insured New York Fund  ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Insured Municipal Bond Fund

•  Eaton Vance Insured California Municipal Bond Fund

•  Eaton Vance Insured New York Municipal Bond Fund

(the "Funds"), each with Eaton Vance Management (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as "management fees"). As part of its review, the Board considered each Fund's management fee and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the adviser's profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund (EIM), Eaton Vance Insured California Municipal Bond Fund (EVM) and Eaton Vance Insured New York Municipal Bond Fund (ENX), (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2010. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of each Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class II Trustee	Until 2010. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2010. 3 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class I Trustee	Until 2009. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class III Trustee	Until 2011. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2011. 3 years. Since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President, (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2009. 3 years. Since 2002.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Class I Trustee	Until 2009. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President of EVM and ENX; Vice President of EIM	President of EVM and ENX since 2005; Vice President of EIM since 2004	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of EIM; Vice President of EVM and ENX	President of EIM since 2005; Vice President of EVM and ENX since 2002	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of ENX	Since 2005	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

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Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

35 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1453-11/08  CE-IMBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2007 and September 30, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/07	9/30/08

Audit Fees	$70,220	$71,435

Audit-Related Fees(1)	$5,150	$0

Tax Fees(2)	$6,883	$7,130

All Other Fees(3)	$0	$850

Total	$82,253	$79,415

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

For the fiscal years ended September 30, 2007 and September 30, 2008, the registrant was billed $35,000 and $40,000, respectively, by D&T the principal accountant for the registrant, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended September 30, 2006 and the fiscal year ended September 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	9/30/07	9/30/08

Registrant	$12,033	$7,980

Eaton Vance(1)	$289,446	$325,801

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Cynthia J. Clemson, Robert B. MacIntosh and Craig R. Brandon, respectively, are the portfolio managers of Eaton Vance Insured California Municipal Bond Fund, Eaton Vance Insured Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund and are responsible for the overall and day-to-day management of each Fund’s investments.

Ms. Clemson and Mr. MacIntosh have been Eaton Vance portfolio managers since 1991 and are Vice Presidents of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”).  Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Insured California Municipal Bond Fund
Cynthia J. Clemson
Registered Investment Companies	10	$2,902.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Insured Municipal Bond Fund
Robert B. MacIntosh
Registered Investment Companies	10	$2,180.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	326	$262.2	0	$0

Insured New York Municipal Bond Fund
Craig R. Brandon
Registered Investment Companies	12	$1,303.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund

Insured California
Cynthia J. Clemson	None

Insured Municipal
Robert B. MacIntosh	$10,001-$50,000

Insured New York
Craig R. Brandon	None

Potential for Conflicts of Interest.  It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.  EVM has adopted several policies and procedures designed to address these potential conflicts including:  a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock.  EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees.  Compensation of EVM’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured Municipal Bond Fund

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	November 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 17, 2008

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	November 17, 2008